CAVANAL HILL FUNDS

Supplement dated August 3, 2026

to the

Cavanal Hill Funds Prospectus and Statement of Additional Information

dated December 28, 2025

On July 30, 2026, the Board of Trustees of Cavanal Hill Funds approved a plan to liquidate and terminate the Cavanal Hill Ultra Short Tax-Free Income (the “Fund”), upon the recommendation of Cavanal Hill Investment Management, Inc., the Fund’s investment adviser.

The Fund will distribute cash or in-kind pro rata to all shareholders who have not previously redeemed or exchanged all of their shares on or about October 2, 2026 (the “Liquidation Date”). These distributions may be taxable events. Once the distribution is complete, the Fund will terminate. Additionally, in anticipation of the Liquidation Date, the Fund ceased selling all Fund share classes on or about August 3, 2026.

Shareholders may exchange shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of any other Cavanal Hill Bond Fund. Shareholders may also redeem shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-762-7085.

***********************************************************

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.